Trade Receivables - Summary of Allowance for Lifetime Expected Credit Loss (Detail) - INR (₨) ₨ in Millions	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Disclosure of financial assets [abstract]
Balance at the beginning of the year	₨ 6,171	₨ 6,316
Additions due to Acquisitions	159	0
Additions, net (Refer to Note 25)	2,838	324
Additions on account of Unbilled Receivables	(698)	0
Charged against allowance	(1,288)	(512)
Translation adjustment	534	43
Balance at the end of the year	₨ 7,716	₨ 6,171